UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2013

Quanex Building Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-961-4600

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 4, 2013, Quanex Building Products Corporation issued a press release (the "Press Release") reporting its earnings for the third quarter of fiscal year 2013. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Certificate of Incorporation and Amended and Restated Bylaws (the "Bylaws") of Quanex Building Products Corporation (the "Company"), and consistent with the provisions of Delaware law related to staggered boards, the Company's directors are elected to serve staggered terms and are divided into three classes, with each class being as nearly equal in number as possible, and with the term of office of one class expiring each year. Due to previous changes to the composition of the Company's Board of Directors, as of August 29, 2013, the Company's Board consisted of three Class I directors (with a term expiring at the Company's 2014 annual meeting), one Class II director (with a term expiring at the Company's 2015 annual meeting), and two Class III directors (with a term expiring at the Company's 2016 annual meeting).

In order to comply with the New York Stock Exchange's listing requirements and the Bylaws, which require that the Company's Board of Directors consist of three classes divided as evenly as possible, Joseph D. Rupp, a Class I director of the Company, agreed to resign as a Class I director, effective as of August 29, 2013, subject to the Board of Directors' agreement to appoint Mr. Rupp as a Class II director. On August 29, 2013, the Board of Directors accepted the resignation of Mr. Rupp as a Class I director of the Company with a term expiring at the Company's Annual Meeting of Shareholders in 2014, and immediately appointed Mr. Rupp as a Class II director of the Company to serve for a term expiring at the Company's Annual Meeting of Shareholders in 2015. The foregoing events, which resulted in Mr. Rupp's appointment as a Class II director, enabled the Company to have three evenly divided classes, as required by its Bylaws.

Mr. Rupp remains the Lead Director and continues as Chairman of the Nominating and Corporate Governance Committee. Mr. Rupp has been a director of the Company, and its predecessor, Quanex Corporation, since 2007.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press Release dated September 4, 2013 announcing the Company's third quarter 2013 earnings results.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Building Products Corporation (Registrant)
September 4, 2013 (Date)	/s/ BRENT L. KORB Brent L. Korb Senior Vice President - Finance and Chief Financial Officer

Exhibit Index
99.1	Press release dated September 4, 2013